UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 16, 2008

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                       000-50052                     06-1393745
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Certain Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On April 16, 2008, Eli Cohen notified the Board of Directors ("Board") of Cosi, Inc. (the "Company") that he will retire from the Board when his current term expires at the 2008 Annual Meeting of Stockholders on May 12, 2008. Mr. Cohen has been a director of the Company since January 2004 and chose to resign due to the demands of other professional commitments. Mr. Cohen is not resigning because of a disagreement on any matter relating to the Company's operations, policies or practices.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  April 17, 2008

                                            /s/ William Koziel
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                                         Name:  William Koziel
                                         Title: Chief Financial Officer